SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 20, 1996
                                                  -----------------


                          Enteractive, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                        1-13360                  22-3272662
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)           Identification No.)


           110 West 40th Street, Suite 2100, New York, New York 10018
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 221-6559


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
----------------------

                  On December 4, 1996 the Registrant publicly announced an agreement with USWeb Corporation of Santa Clara, California whereby the Registrant will establish a subsidiary to open multiple USWeb Affiliate offices in select East Coast markets. A copy of such announcement is annexed hereto and incorporated by reference as Exhibit 99(a) to this Report.

                  On December 12, 1996, the Registrant also issued a public announcement with respect to the closing of a private placement on such date. Such public announcement is also incorporated herein by reference as Exhibit 99(b) to this Report.

         Item 7.      Financial Statements, Pro Forma Financial Information
                      -----------------------------------------------------
                      and Exhibits.
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         Exhibit No.                               Exhibits
         -----------                               --------

           99(a) Press release by the Registrant announcing the agreement with USWeb Corporation.

           99(b) Press release by the Registrant relating to the private placement.

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENTERACTIVE, INC.



Dated: December 20, 1996                By:  /s/ Kenneth Gruber
                                            ----------------------
                                            Name:  Kenneth Gruber
                                            Title: Chief Financial Officer
                                                   and Secretary

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